Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2020
Trade and other receivables and other current assets
Trade and other receivables and other current assets

17. Trade and other receivables and other current assets

	December 31,
	2020	2019	2018
	(Euro, in thousands)
Non-current trade receivables	€50,000	€—	€—
Trade receivables	134,632	39,603	9,206
Prepayments	219	292	142
Other receivables	13,568	14,114	9,261
Trade and other receivables	148,418	54,009	18,609
Inventories	355	255	276
Accrued income	1,096	4,443	3,863
Deferred charges	10,502	4,439	4,104
Other current assets	11,953	9,138	8,244
Total trade and other receivables & other current assets	€210,371	€63,147	€26,852

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued income from subsidy projects and deferred charges.

On December 31, 2020, we did not have any provision for expected credit losses.